Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Vanessa Avila, President and Chief Executive Officer of Tortuga Mexican Imports, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Tortuga Mexican Imports, Inc. for the fiscal quarter ended February 28, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tortuga Mexican Imports, Inc.

Dated: May 2, 2007

/s/ Vanessa Avila
Vanessa Avila
President, Chief Executive Officer (Principal Executive Officer)